EXHIBIT 10.1




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                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT


         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OF SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Regulation S Securities Subscription Agreement (the "Agreement" or the "Subscription Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and subscription by the Subscriber for 1428 shares of Series A Preferred Stock (the "Preferred Stock") of SPINTEK GAMING TECHNOLOGIES, INC., a California corporation (the "Company"). The Company is offering, in the aggregate, 1428 shares (U.S.) of Series A Preferred Stock (the "Preferred Stock") at an aggregate purchase price of the Preferred Stock at $1,000,000.00 (U.S.). The purchase price represents a 30% discount from the face amount ($1,428,000.00) of the Preferred Stock issued (1428 shares at $1,000.00 face value each per share. The terms of the Preferred Stock, including the terms on which the Preferred Stock may be converted into shares of the Company's common stock, $.002 par value per share ("Shares"), are set forth in the Certificate of Designation attached hereto as Exhibit A. The solicitation of this Subscription and, if accepted by the Company, the offer and sale of the Preferred Stock, are being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Preferred Stock and the Shares issuable upon conversion thereof are sometimes referred to herein as the "Securities." The Subscriber wishes to subscribe for the amount of Preferred Stock set forth in Section 15 in accordance with the terms and conditions of this Agreement. It is agreed as follows:
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1.       Offer to Subscribe; Purchase Price

         The Subscriber hereby offers to purchase and subscribe for 1428 shares of Preferred Stock at $1,000.00 per share, for an aggregate purchase price of $1,000,000.00. The Closing shall be deemed to occur when this Agreement has been executed by both the Subscriber and the Company (the "Closing") and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company on the day so directed, to an escrow agent, against the Company's delivery of certificates representing the Preferred Stock subscribed for under the terms of this Agreement. If the Closing does not occur, the funds of the Subscriber shall be returned from escrow. The payment shall be made by delivering same day funds in United States Dollars as designated above.

2. Representations; Access to Information; Independent Information; Independent Investigation

         The Subscriber represents and warrants to and covenants with the Company, on its own behalf and on behalf of each person or entity for which the Subscriber is acting as a fiduciary, as follows:

     2.1 Offshore Transaction. The Subscriber represents and warrants to the Company that (i) neither the Subscriber nor any of the investors on whose behalf the Subscriber may purchase and hold Preferred Stock or Shares (the "Investors") is a "U.S. person" as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit B); and neither the Subscriber nor any Investor is an entity organized or incorporated under the laws of any foreign jurisdiction by any "U.S person" principally for the purpose of investing in securities not registered under the Act, unless the Subscriber is or was organized or incorporated by "U.S. persons" who are accredited investors (as defined in Rule 501(a) under the Act) and who are not natural persons, estates or trusts ("Institutional Investors"), and all owners of interests in such entity who are "U.S. persons" are Institutional Investors, and not natural persons, estates or trusts;(ii) the shares of Preferred Stock were not offered to the Subscriber or to any Investor in the United States and at the time of execution of this Subscription Agreement and of any offer to the Subscriber or to the Investors to purchase the Preferred Stock hereunder, the Subscriber and each such Investor was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any buyer in the United States; (iv) the Subscriber and to the best knowledge of the Subscriber each distributor, if any, participating in the offering of the Securities, has agreed and the Subscriber hereby agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing of all shares of Preferred Stock offered and ending forty (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Subscriber has not been engaged or acted as or on behalf of a distributor or
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dealer (and is not an affiliate of a distributor or dealer) with respect to this transaction.

         2.2 Independent Investigation. The Subscriber, in offering to subscribe for the Securities hereunder, has relied upon an independent investigation made by it for itself and on behalf of the Investors, the Subscriber representing and warranting that it has full power and authority to act on behalf of the Investors, and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company. The Subscriber will keep confidential all non-public information regarding the Company that the Subscriber receives from the Company. In making its investment decision to purchase the Preferred Stock, the Subscriber and each Investor are not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber and each Investor have such experience in business and financial matters that they are capable of evaluating the risk of their investment and determining the suitability of their investment. The Subscriber and each Investor are sophisticated investors, as defined in Rule 506(b)(2)(ii) of Regulation D, and accredited investors as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit C.

     2.3 Economic Risk. The Subscriber and each Investor understands and acknowledges that an investment in the Preferred Stock involves a high degree of risk, including a possible total loss of investment. The Subscriber and each Investor represents that the Subscriber and each Investor is able to bear the economic risk of an investment in the Preferred Stock. In making this statement the Subscriber hereby represents and warrants that the Subscriber and each Investor has adequate means of providing for the Subscriber's and each Investor's current needs and contingencies; the Subscriber and each Investor is able to afford to hold the Preferred Stock for an indefinite period and the Subscriber further represents that the Subscriber and each Investor have such knowledge and experience in financial and business matters that the Subscriber and each Investor are capable of evaluating the merits and risks of the investment in the Preferred Stock to be received by the Subscriber and each Investor. Further, the Subscriber represents that the Subscriber and each Investor are able to bear the economic risks of an investment in the Preferred Stock; the Subscriber and the Investor have no present need for liquidity in such Preferred Stock; the Subscriber and each Investor can afford a complete loss of such investment in the Preferred Stock; and the Subscriber and each Investor are willing to accept such investment risks.

     2.4 No Government Recommendation or Approval. The Subscriber and each Investor understand that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.
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     2.5 No  Directed  Selling  Efforts  in  Regard  to  this  Transaction.  The
Subscriber has not, and to the best of the Subscriber's knowledge, neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities.

     2.6 Reliance on Representation. This Agreement is made by the Company with the Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which by his execution of this Agreement the Subscriber hereby confirms. If the Subscriber includes or consists of more than one person or entity, the obligations of the Subscriber shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person or entity and their respective heirs, executors, administrators, successors and assigns.

     2.7 No Registration. Subscriber understands that the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock have not been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of Subscriber contained herein. The Common Stock does, however, carry certain registration rights as set forth in the Registration Rights Agreement executed by the parties hereto (the "Registration Rights Agreement").

     2.8 No Public Solicitation. Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Preferred Stock.

     2.9 Investment Intent. Subscriber and each Investor are acquiring the Preferred Stock to be issued and sold hereunder (and the Shares issuable upon conversion of the Preferred Stock) for the Subscriber and each Investor's own account (or for
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beneficiaries'  accounts over which the Subscriber has investment discretion but no discretionary voting or dispositive authority). Subscriber and each other party acquiring Preferred Stock and the Shares issuable upon conversion of the Preferred Stock pursuant to this Agreement are acquiring such securities for investment and not with a view to the distribution thereof. Subscriber understands that Subscriber and each Investor must bear the economic risk of this investment indefinitely unless the sale of such Preferred Stock or such Shares is registered pursuant to the Act, or an exemption from such registration is available, and that except as set forth in the Registration Rights Agreement, the Company has no present intention of registering any such sale of the Preferred Stock or such Shares. Subscriber for itself and on behalf of each Investor represents and warrants to the Company that it has no present plan or intention of selling the Preferred Stock or the Shares in the United States, has made no predetermined arrangements to sell the Preferred Stock or the Shares other than as provided in the Registration Rights Agreement and that the offering by the Company of its securities to the Subscriber, as contemplated in this Subscription Agreement (the "Offering"), together with any subsequent resale of the Preferred Stock or the Shares, is not part of a plan or scheme to evade the registration provisions of the Act. Subscriber currently has no short position in the Shares, including any short call position or any long put position or any contract or arrangement that has the effect of eliminating or substantially diminishing the risk of ownership of the Preferred Stock or the Shares, nor has engaged in any hedging transaction with respect to the Preferred Stock or the Shares. Subscriber covenants that neither Subscriber, any Investor, nor any of their respective affiliates nor any person acting on its or their behalf has the intention of entering, or will enter during the Restricted Period, into any put option, short position or any hedging transaction or other similar instrument or position with respect to the Shares or securities of the same class as the Shares and neither Subscriber, any Investor nor any of their respective affiliates nor any person acting on its or their behalf will use at any time Shares acquired pursuant to this Agreement to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

     2.10 No Sale in Violation of the Act. Subscriber further covenants neither Subscriber nor any Investor will make any sale, transfer or other disposition of the Preferred Stock or the Shares in violation of the Act (including Regulation
S), the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

     2.11 Incorporation and Authority. Subscriber has the full power and authority to execute, deliver and perform this Agreement and to perform its obligations hereunder for itself and on behalf of the Investors. This Agreement has been duly approved by all necessary action of Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

     2.12 No Reliance on Tax Advice. Subscriber and each Investor have reviewed with his, her or its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Subscriber and each Investor are relying solely on such advisors and not on any statements or representations of the Company or any of their agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's or Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     2.13 Independent Legal Advice. Subscriber acknowledges that Subscriber and each Investor have had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. Subscriber is relying solely on such counsel and not on any statements or

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representations  of the  Company  or any of its  agents  for legal  advice  with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and in the opinion provided for in Section 7.6 herein. Subscriber acknowledges that the law firm of Nelson Mullins Riley & Scarborough, L.L.P., which is acting as escrow agent in connection with this transaction, is not legal counsel to Subscriber and has not provided legal advice to Subscriber in connection with this transaction.

     2.14 Compliance. If Subscriber or any Investor becomes subject to Section 13(d) of the Exchange Act, Subscriber or such Investor will duly file the required Schedule thereunder.

     2.15 Not an Affiliate. Neither Subscriber nor any Investor is an officer, director or "affiliate" (as that term is defined in Rule 405 of the Act) of the Company. For this purpose, it is hereby represented (and such representation is hereby accepted by Company) that neither Subscriber nor any Investor will beneficially own, at any time, more than 10% of the total issued and outstanding shares of Common Stock of the Company. Subscriber does not have voting control or power of disposition over securities owned by the Investor and no Investor is an affiliate of another Investor or Subscriber.

     2.16 No Pledges. Neither Subscriber nor any Investor has pledged the Securities, and will not pledge the Securities during the Restricted Period (as defined below), as collateral in a margin account or otherwise with a U.S. person.

     2.17 No Inquiries. Subscriber has not been the subject of a regulatory inquiry by ------------ the Commission.

     2.18 Warranties of Other Parties. If Subscriber is purchasing the Preferred Stock for the accounts of parties other than Subscriber (as contemplated by Section 2.9 above), Subscriber has full power and authority to make the representations, warranties and agreements made pursuant to this Agreement on behalf of the owners of such accounts, and agrees that each representation, warranty and agreement made by Subscriber herein is also made by and on behalf of each owner of each such account.

3.       Resales

         Subscriber acknowledges and agrees that the Securities may and will only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act.
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4.       Legends; Subsequent Transfer of Securities

         4.1 Legends. The certificate(s) representing the Preferred Stock shall bear the legend set forth below and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law. Assuming that there are no changes in the material facts set forth in
Section 2 of this Agreement or applicable law from the date hereof until the date of conversion, and subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the certificate representing the Shares into which the Preferred Stock are converted after the Restricted Period shall not bear a legend.

     "The shares of Series A Preferred Stock of Spintek Gaming Technologies, Inc. (the "Issuer") represented by this certificate have been issued pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act or any applicable state securities laws. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" (as that term is defined in Regulation S) during the period commencing on the sale of these securities and ending on the fortieth (40th) day following completion of the Regulation S offering of the Issuer pursuant to which these shares have been issued, which day is ______________, 1997 (the "Restricted Period"). The shares of Preferred Stock represented by this certificate may first be converted into common stock of the issuer on that date which is 45 days after the date of issuance. The Issuer will notify the transfer agent of the date of completion of such offering and of the expiration of such Restricted Period. Following expiration of the Restricted Period, these shares may not be offered or sold unless such offer or sale is registered or exempt from registration under the Act."

         4.2 Transfers. Subject to receipt of a legal opinion from legal counsel to the Company, the Company agrees, and shall instruct its agents, that the Securities may be transferred to any person or entity who is not an affiliate of the Company if such transfer occurs after the Restricted Period and the transfer is made in compliance with the Act. Upon election by the Subscriber to convert the Preferred Stock into Shares, the Subscriber shall deliver to the Company a duly completed Notice of Conversion (a "Notice of Conversion") in the form attached to this Agreement.

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5.       Issuance of Further Securities

         5.1 Restrictions on Additional Issuances. The Company will not issue any debt or equity securities for cash in public or private capital raising transactions for a period of ninety (90) days after the Closing, without the prior written consent of the Subscriber; provided, however, the requirement for Subscriber's prior written consent shall not apply to: (i) the issuance of securities pursuant to the exercise of options or warrants issued and outstanding on September 30, 1997; (ii) any transaction involving the Company's arrangements, now or in the future, with commercial banks or other lending institutions; (iii) issuances of securities pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation following such transaction; (iv) any acquisition or disposition of a product or a license by the Company on the condition that such issuance is approved by the Board of Directors of the Company; or (v) the issuance of securities upon exercise or conversion of the Company's Preferred Stock or note issued to the Malcolm C. Davenport V Family Trust in the principal amount of $500,000 outstanding on the date of the Closing (collectively, the "Permitted Issuances"); provided, however, this restriction shall be null and void if the Subscriber fails to invest an additional $500,000 in the Company within forty (40) days from the date of Closing.

         5.2 Right of First Refusal. The Company hereby grants to the Subscriber the right of first refusal to purchase all (or any part) of New Securities (as defined in this Section) that the Company may, from time to time, propose to sell and issue prior to June 30, 1999. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase said capital stock, and debt or equity securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that the term "New Securities" does not include Permitted Issuances or stock options granted to full-time employees or directors of the Company. In the event that the Company proposes to undertake an issuance of New Securities, it shall give the Subscriber written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. The Subscriber shall have fifteen
(15) days from the date of receipt of any such notice to agree to purchase all or less than all of the New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If the Subscriber fails to exercise in full the right of first refusal within such fifteen (15) day period, the Company shall have sixty (60) days thereafter to sell the New Securities respecting which the Subscriber's rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event that the Company has not sold the New Securities within such sixty (60) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Subscriber in the manner provided above. The right of first refusal granted under this Section shall terminate upon the earlier of: (i) June 30, 1999; or (ii) the date upon which the Subscriber ceases to own any securities: (a) purchased in the Offering; (b) issued with respect

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to or upon conversion of securities purchased in the Offering;  or (c) purchased pursuant to the right of first refusal granted under this Section.

6.       Representations, Warranties and Covenants of Company

         The  Company   represents  and  warrants  to  and  covenants  with  the
Subscriber as follows:

     6.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 6.5 below.

     6.2 Corporate Condition. None of the Company's filings made pursuant to the Exchange Act, including, but not limited to, those reports referenced in Section
6.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's financial condition or business since the date of those reports which have not been disclosed to Subscriber in writing.

     6.3 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the shares of Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Preferred Stock have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

     6.4 Valid Issuance of Preferred Stock and Common Stock. The Preferred Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will have been issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Preferred Stock when issued in accordance with the terms thereof, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Preferred Stock, will be issued in compliance with all applicable U.S. federal and state securities laws.

     6.5 Current Public Information. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(l) of Regulation S and it has a class of securities registered under Section 12(g) of the Exchange Act and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Company undertakes to furnish the Subscriber with copies of such other information as may be reasonably requested by the Subscriber prior to consummation of this Offering.

     6.6 No Directed Selling Efforts in Regard to this Transaction. The Company has not, and to the best of the Company's knowledge neither the Subscriber nor any distributor, if any, participating in the offering of the Preferred Stock nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Shares. The Company represents and warrants that the Offering is not part of a plan or scheme to evade the registration provisions of the Act.

     6.7 No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material payment or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     6.8 Issuance of Securities. The Company will issue one or more certificates representing the Preferred Stock in the name of Subscriber in such denominations of $1,000 or greater to be specified by the Subscriber prior to Closing. Upon conversion of the Preferred Stock in accordance with their terms, the Company will issue one or more certificates representing Shares in the name of Subscriber and in such denominations to be specified by Subscriber prior to conversion. Subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the Shares to be issued upon conversion of the Preferred Stock shall not bear any restrictive legends. The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been given to the transfer agent and also warrants that the Shares shall otherwise be freely transferable by Subscriber on the books and records of the Company subject to compliance with Federal and State securities laws, the receipt of a legal opinion from legal counsel to the Company and the terms of the Certificate of Designation for the Preferred Stock. The Company will notify the transfer agent of the date of completion of the Offering and of the date of expiration of the Restricted Period. Nothing in this section shall affect in any way Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

     6.9 No Action. The Company has not taken and will not take any action that will affect in any way the running of the Restricted Period or the ability of Subscriber to resell freely the Securities in accordance with applicable securities laws and the Agreement.

     6.10 Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the NASDAQ Stock Market or any other regulatory authority.

     6.11 Litigation. Except as disclosed in the Company's Annual Report on Form 10- KSB for the year ended June 30, 1997, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

     6.12 No U.S. Offering. The Company represents that it has not offered the Securities to the Subscriber or any Investor in the U.S. or to any person in the United States or any U.S. person.

     6.13 Disclosures. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that (a) could reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or (b) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription Agreement and the issuance of the Convertible Debentures hereunder.

     6.14 Commissions. Except for a fee which is payable by the Company to J.P. Carey Enterprises, Inc., no other person, firm or corporation will be entitled to receive any brokerage fee, commission or other similar payment from the Company in connection with the consummation of the transactions contemplated hereby and the Company shall not make any such payment to any person, firm or corporation other than J.P. Carey Enterprises, Inc.

     6.15 Capitalization. The Company, as of the date of the Closing, will have outstanding the number of shares of Common Stock, Preferred Stock, Options and Warrants as set forth on Exhibit D.

7.       Additional Covenants of Company

     7.1 Accountants. The Company shall, until at least the second anniversary of the date of the Closing (the "Closing Date"), maintain as its independent auditors an accounting firm that is authorized to practice before the SEC.

     7.2 Corporate Existence and Taxes. The Company shall, until at least the second anniversary of the Closing Date, maintain its corporate existence in good standing, and shall pay all its taxes when due except for taxes which the Company disputes.

     7.3 Reserved Shares and Listings. For so long as any Preferred Stock held by the Subscriber remains outstanding:

      (a) The Company will reserve from its authorized but unissued shares of Common Stock ("Common Stock") a sufficient number of Shares to permit the conversion in full of the outstanding stated value (face amount) of Preferred Stock; and

      (b) the Company will maintain the listing of its Shares on the NASDAQ Bulletin Board Market System.

     7.4 Liquidated Damages for Late Conversion. As set forth in the Certificate of Designation for the Preferred Stock, the Company shall use all reasonable efforts to issue and deliver, within three business days after the Subscriber has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Subscriber or any party receiving the Preferred Stock by transfer from the Subscriber (together with the Subscriber, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond ten business days from the date of receipt by the Company of a Notice of Conversion and the transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original certificate representing the Preferred Stock to be converted, all in accordance with this Agreement, the Preferred Stock and the requirements of the transfer agent):


      No. Business Days Late            Liquidated Damages
      ----------------------            ------------------

               1                                 $500
               2                                 $1,000
               3                                 $1,500
               4                                 $2,000
               5                                 $2,500
               6                                 $3,000
               7                                 $3,500
               8                                 $4,000
               9                                 $4,500
               10                                $5,000
                >10                              $5,000 + $1,000 for each
                                                        Business Day Late beyond
                                                        10 days

The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt by the Company of such Holder's Notice of Conversion. Nothing herein shall limit the Subscriber's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Certificate of Designation.

     7.5 Conversion Notice. The Company agrees that, in addition to any other remedies which may be available to the Subscriber, including, but not limited to, remedies available under Section 7.4 of this Agreement, in the event the Company fails for any reason, other than an act of God, to effect delivery to the Subscriber of certificates representing Shares within three (3) business days following receipt by the Company of a Notice of Conversion, the Investor will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

     7.6 Opinion of Counsel. Subscriber shall, upon purchase of the Convertible Debentures, receive an opinion letter from Schreeder Wheeler & Flint, Counsel to the Company, to the effect that (i) the Company is duly incorporated and validly existing; (ii) this Agreement and the issuance of Preferred Stock have been duly approved by all required corporate action, and that all such securities, upon due issuance, shall be validly issued and outstanding, fully paid and nonassessable; (iii) this Agreement and the Registration Rights Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; and
(iv) based upon the representations and warranties of the Company and each Subscriber in the Offering, the offer and sale of the Preferred Stock to the Subscriber is exempt from the registration requirements of the Securities Act; except that with respect to the foregoing opinions counsel may add such qualifications as are consistent with firm practice, including an assumption that the transaction does not constitute a plan or scheme to evade the registration provisions of the Act.


     7.7 Form 8-K Filing. The Company shall timely file a Form 8-K in connection with the Offering, and will timely make any and all such additional filings under the securities laws deemed necessary by such counsel.

     7.8 Registration Rights. The Company will grant the Subscriber the registration rights covering the Shares issuable on conversion of the Preferred Stock on substantially the terms of the Registration Rights Agreement attached hereto as Exhibit E on the Closing Date.

8.       Conversion Right

         The Company knows of no reason for disallowing the conversion of the Preferred Stock into Shares upon expiration of the Restricted Period and hereby covenants and agrees to permit such conversion and not to use legal process or take any action to prevent such conversion.

9.       Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, U.S.A., applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a federal or state court sitting in the State of Georgia, U.S.A.

10.      Entire Agreement; Amendment

         This Agreement, the Preferred Stock, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

11.      Notices, Etc.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses or facsimile numbers of the parties set forth at the end of this Agreement or such other address or facsimile number as a party may request by notifying the other in writing.


12.      Counterparts

         This Agreement may be executed in any number of  counterparts,  each of
which  shall  be  enforceable   against  the  parties  actually  executing  such
counterparts, and all of which together shall constitute one instrument.

13.      Severability

         In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

14.      Titles and Subtitles

         The  titles  and  subtitles   used  in  this  Agreement  are  used  for
convenience only and are not to be considered in construing or interpreting this Agreement.

15.      Amount

         The undersigned Subscriber hereby subscribes for shares of Preferred Stock with a stated value (i.e., in the face amount) of One Million Four Hundred and Twenty Eight Thousand Dollars ($1,428,000.00) (U.S.) and pays herewith purchase funds in the amount of One Million Dollars ($1,000,000.00) (U.S.). The undersigned Subscriber acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below. Dated this 22nd day of October, 1997.

 RBB Bank Aktiengesellschaft
 ---------------------------
(Name) (Please Print)
 /s/ HERBERT STRAUSS
 -------------------
(Signature) Herbert Strauss, Headtrader
Burgring 16, 8010 Graz, Austria
-------------------------------
(Mailing Address)
011-43-316-8072/354
-------------------
(Telephone Number)
011-43-316-8072/392
-------------------
(Facsimile Number)
Austria
-------
(Place of Execution)




         THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 22nd DAY OF OCTOBER, 1997.
                                        SPINTEK GAMING TECHNOLOGIES, INC.
                                        By: /s/ GARY L. COULTER
                                            -----------------------
                                        Print Name: Gary L. Coulter
                                        Title: Chairman
                                        Address:
                                                  901 Grier Drive, Suite B
                                                  Las Vegas, Nevada  89119
                                                  Telephone: (702) 263-3660
                                                  Facsimile: (702) 263-3680

Subscription for 1,428 preferred shares Series A

RBB Bank will hold all 8,741 preferred shares as agent for more than 50 independent clients. No client will at any time own more than 4.9% of the total issued and outstanding shares of Common Stock of the Company. RBB Bank does not have voting control or power of disposition over securities owned by clients and no client is an affiliate of another client.


                                    RBB Bank Aktiengesellschaft
                                    ---------------------------
                                    Burgring 16, 8010 Graz, Austria
                                    -------------------------------
                                    /s/ HERBERT STRAUSS
                                    -------------------

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
             in order to Convert Shares of Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert $________ U.S. in stated value (face amount) of Series A Preferred Stock (the "Preferred Stock"), represented by Certificate No(s). _____ into shares of common stock (the "Common Stock") of Spintek Gaming Technologies, Inc. (the "Company"). If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

The undersigned represents that it and each person or entity on whose behalf it holds Preferred Stock to be converted into Common Stock (each an "Investor"):
(i) is familiar with and understands the terms, conditions and requirements contained in Regulation S ("Regulation S") and Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"); (ii) is not a "U.S. Person" or "distributor" as defined in Regulation S; (iii) purchased the Convertible Debenture or Preferred Stock for which conversion is being elected, and is purchasing the Common Stock referenced herein, for its own account and for the account of each Investor and not for the account or benefit of any U.S. Person;
(iv) will comply with the transfer restrictions contained in Section 4(1) of the Act and Rule 144 promulgated thereunder to the extent they are applicable; (v) will make any sale, transfer or other disposition of the Common Stock in full compliance with the Act, the Exchange Act, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; and (vi) received the offer to purchase the Preferred Stock outside the United States and, at the time the Subscription Agreement pursuant to which the Preferred Stock was purchased, and, upon execution of this Notice of Conversion, is outside the United States. The undersigned has obtained representations from each Investor with respect to compliance with paragraphs (i) - (vi) of this Notice.

Conversion Formula:                  ______________________________
                                     Date of Conversion

                                     ------------------------------
                                      Applicable Conversion Price

                                     ------------------------------
                                      Signature
                                     ------------------------------
                                      Name

                                      Address:
                                     ==============================

* No shares of Common Stock will be issued until the original Preferred Stock Certificate(s), as the case may be, to be converted and the Notice of Conversion are received by the Company's Attorney or Transfer Agent. The original Preferred Stock Certificate(s) to be converted and the Notice of Conversion must be received by the Company's Attorney or Transfer Agent by the third business day following the Date of Conversion, or such Notice of Conversion shall become null and void in the discretion of the Holder.

                                    EXHIBIT A
                                    ---------
                              AMENDED AND RESTATED
                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                   OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE
                   QUALIFICATIONS, LIMITATIONS, RESTRICTIONS,
                   AND OTHER DISTINGUISHING CHARACTERISTICS OF
                            SERIES A PREFERRED STOCK
                                       OF
                        SPINTEK GAMING TECHNOLOGIES, INC.

It is hereby certified that the Certificate of Designation originally filed on July 16, 1996, 1996 with respect to the Series A Preferred Stock is hereby amended and restated as follows:

         1. The name of the corporation (hereinafter called the "Corporation") is SPINTEK GAMING TECHNOLOGIES, INC.

         2. The certificate of incorporation of the Corporation authorizes the issuance of 100,000 shares of Preferred Stock, no par value per share, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions to establish the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative, participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

         3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series A issue of Preferred Stock:

         RESOLVED, that 15,000 of the 100,000 authorized shares of Preferred Stock of the Corporation shall be designated Series A Preferred Stock (the "Series A Preferred Stock") and shall possess the rights and privileges set forth below:

                  A.       Dividends.
                           ----------

     (i) The holder of each issued and outstanding share of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of the assets at the time legally available for such purpose, dividends at a rate of 4% per annum, payable in cash or in stock. Such dividends shall not be cumulative and no right to such dividends shall accrue to holders of Series A Preferred Stock unless declared by the Corporation's Board of Directors. No dividends shall be declared or paid with respect to the Corporation's Common Stock (other than a dividend payable solely in Common Stock of the Corporation), or upon any other class of Preferred Stock of the Corporation with a dividend preference subordinate to the dividend preference of the Series A Preferred Stock, unless a dividend of equal or greater amount per share (on an as-if-converted to Common Stock basis) is first declared and paid with respect to the Series A Preferred Stock.

     (ii) No dividends shall be paid on the Series A Preferred Stock at such time as:

          (a) such payment would violate California law; or

          (b) such payment would impair the net capital or other financial requirements applicable to the Corporation established by the National Association of Securities Dealers, Inc., the Securities and Exchange Commission, or any other state or federal securities authority or agency, any state or federal commodities authority or agency, or any commodities or securities exchange.

                  B.       Liquidation Preference
                           ----------------------

     (i) In the event of any liquidation, dissolution or winding-up of the Corporation, either voluntary or involuntary (a "Liquidation"), the holders of shares of the Series A Preferred Stock then issued and outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of shares of the Common Stock or upon any other series of Preferred Stock of the Corporation with a liquidation preference subordinate to the liquidation preference of the Series A Preferred Stock, an amount equal to one thousand dollars ($1,000) per share. If, upon any Liquidation of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of shares of the Series A Preferred Stock and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series A Preferred Stock the full amounts to which they shall respectively be entitled, the holders of shares of the Series A Preferred Stock and the holders of any other series of Preferred Stock with liquidation preference equal to the liquidation preference of the Series A Preferred Stock shall receive all of the assets of the Corporation available for distribution and each such holder of shares of the Series A Preferred Stock and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series A Preferred Stock shall share ratably in any distribution in accordance with the amounts due such shareholders. After payment shall have been made to the holders of shares of the Series A Preferred Stock of the full amount to which they shall be entitled, as aforesaid, the holders of shares of the Series A Preferred Stock shall be entitled to no further distributions thereon and the holders of shares of the Common Stock and of shares of any other series of stock of the Corporation shall be entitled to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its shareholders.

     (ii) A merger or consolidation of the Corporation with or into any other corporation, or a sale, lease, exchange, or transfer of all or any part of the assets of the Corporation which shall not in fact result in the liquidation (in whole or in part) of the Corporation and the distribution of its assets to its shareholders shall not be deemed to be a voluntary or involuntary liquidation (in whole or in part), dissolution, or winding-up of the Corporation.

                  C.       Conversion of Series A Preferred Stock.
                           ---------------------------------------

                           The  holders of Series A  Preferred  Stock shall have
the following conversion rights:

     (i) Right to Convert. Each share of Series A Preferred Stock shall be convertible, on the Conversion Dates and at the Conversion Prices set forth below, into fully paid and nonassessable shares of Common Stock.

     (ii) Mechanics of Conversion. Each holder of Series A Preferred Stock who desires to convert the same into shares of Common Stock shall provide notice ("Conversion Notice") via telecopy to the Corporation. The original Conversion Notice and the certificate or certificates representing the Series A Preferred Stock for which conversion is elected, shall be delivered to the Corporation by international courier, duly endorsed. The date upon which a Conversion Notice is properly received by the Corporation shall be a "Notice Date."

         The Corporation shall use all reasonable efforts to issue and deliver within three (3) business days after the Notice Date, to such holder of Series A Preferred Stock at the address of the holder on the stock books of the Corporation, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid; provided that the original shares of Series A Preferred Stock to be converted are received by the transfer agent or the Corporation within three business days after the Notice Date and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original shares of Series A Preferred Stock to be converted are not received by the transfer agent or the Corporation within three business days after the Notice Date, the Conversion Notice shall become null and void.

     (iii) Conversion Dates. The Series A Preferred Stock shall become convertible into shares of Common Stock at any time commencing forty-five (45) days after the last day on which there is an original issuance of the Series A Preferred Stock (the "Conversion Date"). This restricted period shall only apply to the 1,428 newly issued shares, all 7,313 pr. Shares shall continue to be convertible at any time.

     (iv) Conversion Price. Each share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock according to the following formula:

                         [(.04) (N/365) (1,000)] + 1,000
                         -------------------------------
                                Conversion Price

                                                     N  =  the  number  of  days
                                    between  (i)  the  date of  issuance  of the
                                    Series  A  Preferred   Stock  and  (ii)  the
                                    applicable date of conversion for the Series
                                    A Preferred Stock for which conversion is being elected.

                                                     Conversion   Price   =  the
                                    average    closing    bid   price   of   the
                                    Corporation's  Common Stock for the five (5)
                                    trading  days   immediately   preceding  the
                                    Notice Date, but shall in no event be higher than 3US$.

          (v) Automatic Conversion. Each share of Series A Preferred Stock outstanding on December 31, 1999 automatically shall be converted into Common Stock on such date at the Conversion Price then in effect, and December 31, 1999 shall be deemed to be the Notice Date with respect to such conversion. The Company shall have no right to force conversion of any outstanding shares of Series A Preferred Stock prior to December 31, 1999.

     (vi) Fractional Shares. No fractional share shall be issued upon the conversion of any shares, share or fractional share of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of shares (or fractions thereof) of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the closing bid price of the Corporation's Common Stock on the Notice Date multiplied by such fraction.

          (vii) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (viii) Adjustment to Conversion Price.

               (a) If, prior to the conversion of all shares of Series A Preferred Stock at a time when conversion would be at the Conversion Price, there is a stock split, stock dividend, or other similar event which occurs during the five-day period utilized to compute the Conversion Price, then the Closing Bid Price used to compute the Conversion Price shall be appropriately adjusted to reflect, as deemed equitable and appropriate by the Company, such stock split, stock dividend or other similar event.

               (b) If, prior to the conversion of all shares of Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity, then the holders of Series A Preferred Stock shall thereafter have the right to purchase and receive upon conversion of shares of Series A Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such shares of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of shares of Series A Preferred Stock held by such holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Series A Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Corporation shall not effect any transaction described in this subsection unless the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligation to deliver to the holders of the Series A Preferred Stock such shares of stock and/or securities as, in accordance with the foregoing provisions, the holders of the Series A Preferred Stock may be entitled to purchase.

               (c) If any adjustment under this subsection would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

                  D.    Redemption.
                        -----------

     (i) Right to Redeem on Conversion. The Corporation shall have the right, in its sole discretion, upon receipt of a notice of conversion pursuant to Section C, to redeem in whole or in part any shares of Series A Preferred Stock submitted for conversion, immediately prior to conversion. If the Corporation elects to redeem some, but not all, of the shares of Series A Preferred Stock submitted for conversion, the Company shall redeem from among the shares of Series A Preferred Stock submitted by the various shareholders for conversion on the applicable date, a pro-rata amount from each shareholder so submitting shares of Series A Preferred Stock for conversion.

     (ii) Mechanics of Redemption on Conversion. The Corporation shall effect each such redemption by giving notice of its election to redeem, by facsimile within 1 business day following receipt of a notice of conversion from a Holder, with a copy by 2-day courier, to the Holder of shares of Series A Preferred Stock submitted for conversion at the address and facsimile number of such Holder appearing in the Corporation's register for the Series A Preferred Stock. Such redemption notice shall indicate whether the Corporation will redeem all or part of the shares of Series A Preferred Stock submitted for conversion and the applicable redemption price. The Corporation shall not be entitled to send any notice of redemption and begin the redemption procedure unless it has the full amount of the redemption price, in cash, available in a demand or other immediately available account in a bank or similar financial institution on the date the redemption notice is sent to shareholders.

         The redemption price per shares of Series A Preferred Stock shall be calculated in accordance with the following formula:

         Principal + Interest x Closing Bid Price
         --------------------
          Conversion Price

         For the purposes of the above formula, "Principal", "Interest", "Closing Bid Price" and "Conversion Price" shall have the meanings set forth in Section C.

     The redemption price shall be paid to the Holder of shares of Series A Preferred Stock redeemed within 10 business days of the delivery of the notice of such redemption to such Holder; provided, however, that the Corporation shall not be obligated to deliver any portion of such redemption price unless either the certificates evidencing the shares of Series A Preferred Stock redeemed are delivered to the Corporation or its transfer agent as provided in Section C, or the Holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

     (iii) Redemption on Asset Sale. In the event the Corporation enters into a transaction or series of transactions to sell all or substantially all of its assets, the Corporation shall, within seven days after the closing of such transaction and after giving at least 15 days advance written notice of such transaction (which notice shall specify the date that such redemption is to be effected, which date is referred to hereinafter as the "Effective Date of Redemption"), redeem the shares of Series A Preferred Stock for cash. The redemption price in such event ("Redemption Price on Asset Sale") shall be calculated in accordance with the formula set forth in Section D(ii) above.

         Upon the close of the transaction causing redemption under this Section D(iii), the Corporation shall deposit the Redemption Price on Asset Sale for all outstanding shares of Series A Preferred Stock with a bank or trust company having aggregate capital and surplus in excess of $50,000,000 as a trust fund for the benefit of the respective holders of the Series A Preferred Stock designated for redemption and not yet redeemed. Simultaneously, the Corporation shall deposit irrevocable instruction and authority to such bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay, on and after the date fixed for redemption or prior thereto, the Redemption Price on Asset Sale to the holders of the Series A Preferred Stock upon surrender of their certificates.

     (iv) Redemption on Change of Control. In the event of a Change of Control (as hereinafter defined), the shares of Series A Preferred Stock shall be redeemed by the Corporation for cash at a redemption price calculated in accordance with the formula set forth in Section D(ii) above.

         For purposes of this Section D(iv), Change of Control shall be deemed to have occurred at such time as:

          (a) any person (other than the Corporation, any Subsidiary of the Corporation or any employee benefit plan of the Corporation)("Person") is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition or transaction or series of transactions, of shares of capital stock of the Corporation entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors (any shares of voting stock of which such person or group is the beneficial owners that are not then outstanding for purposes of calculating such percentage); or

          (b) any consolidation of the Corporation with, or merger of the Corporation into, any other Person, any merger of another Person into the
     Corporation (other than a merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or (y) which is effected solely to change the jurisdiction of incorporation of the Corporation and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of Common Stock).

     (v) No Other Redemption. The Company shall have no right to redeem the Series A Preferred Stock except as provided in Section D hereof.

                  E Voting. Except as otherwise provided by the General Corporation Law of the State of California, the holders of the Series A Preferred Stock shall have no voting power whatsoever, and no holder of Series A Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

                  F. Protective Provisions. So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

     (i) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the Series A Preferred Stock;

     (ii) create any new class or series of stock being on a parity with or having a preference over the Series A Preferred Stock with respect to dividends, to payments upon Liquidation (as provided for in Section B of this Designation) or to redemption; or

     (iii) do any act or thing not authorized or contemplated by this Designation which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

                  G. Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted as contemplated by this Designation, the shares so converted shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated class or series, and shall not be issuable by the Corporation as Series A Preferred Stock.

FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said Series A Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate of incorporation of the Corporation pursuant to the provisions of the California Corporations Code

Signed on October 22, 1997.
                                            By: /s/ GARY L. COULTER
                                                -----------------------
                                                     Its:      Chairman
                                                          -----------------

Attest:

 /s/ MALCOLM C. DAVENPORT V
 --------------------------
Secretary

                                    EXHIBIT B

                           Definition of "U.S. Person"

Pursuant to Rule 902 (c), (o) and (p) of Regulation S, the terms "U.S. person" and "United States" are defined as follows:

                  (o)      U.S. Person.
                           ------------

          1. "U.S. person" means:

               (i) Any natural person resident in the United States;

               (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

               (iii) Any estate of which any executor or administrator is a U.S. person;

               (iv) Any trust of which any trustee is a U.S. person;

               (v) Any agency or branch of a foreign entity located in the United States;

               (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

               (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized incorporated, or (if an individual) resident in the United States; and

               (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Act") unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Act) who are not natural persons, estates or trusts.

     (2) Notwithstanding paragraph (o)(1) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person".

     (3) Notwithstanding paragraph (o)(1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

          (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

          (ii) The estate is governed by foreign law.

     (4) Notwithstanding paragraph (o)(1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

     (5) Notwithstanding paragraph (o)(1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

     (6) Notwithstanding paragraph (o)(1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

          (i) The agency or branch operates for valid business reasons; and

          (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

     (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons".

         (p) United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                                    EXHIBIT C
                                    ---------
                       Definition of "Accredited Investor"
Pursuant to Rule 501 (a) of Regulation D, the term "Accredited Investor" is defined as follows:

1. Any bank as defined in section 3(a)(2) of the Securities Act of 1933 (the "Act"), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section (b)(2)(ii) of Rule 506.

8.   Any entity in which all of the equity owners are accredited investors.

                                    EXHIBIT D
                                    ---------

                             Outstanding Common Stock, Convertible Debentures
                                               and Warrants


                                     Spintek Gaming Technologies, Inc.
                                           As of October 22,1997


                           --       15,786,443        Shares of Common Stock
                           --                7,313    Shares of Preferred Stock
                           --         3,386,946       Options
                           --            250,000      Warrants

                                    EXHIBIT E
                                    ---------

                        Spintek Gaming Technologies, Inc.

                          Registration Rights Agreement
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of October 22, 1997, by and among SPINTEK GAMING TECHNOLOGIES, INC., a California corporation (the "Company"), and the persons and entities listed on Exhibit A attached hereto (the "Investors").

                                    Recitals
                                    --------

         WHEREAS, pursuant to Subscription Agreements (the "Agreements"), by and among the Company and the Investors, the Company has agreed to sell and the Investors have agreed to purchase an aggregate of 1428 shares of the Company's Series A Preferred Stock (the "Preferred Stock") of the Company for aggregate purchase price of One Million Dollars ($1,000,000.00 U.S.) Face value of each share shall be $1,000.00 each.

         WHEREAS, the Preferred Stock is convertible into shares of the Company's Common Stock, $.002 par value per share (the "Shares"); and

         WHEREAS, pursuant to the terms of, and in partial consideration for, the Investors' agreement to enter into the Agreements, the Company has agreed to provide the Investors with certain registration rights with respect to the Shares;

         NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreements and this Registration Rights Agreement, the Company and the Investors agree as follows:

                                   Agreement:
                                   ----------


     I. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Company's Common Stock, par value $.002 per share.

         "Initiating Holders" shall mean holders of the Company's Preferred Stock having an aggregate initial purchase price from the Company of $500,000 or more.

         "Other Registrable Securities" shall mean those shares of Common Stock heretofore or hereafter issued pursuant to one or more agreements granting the purchasers of such securities the right to have the Company register such securities or include such securities in any other registration of the Company's equity securities.

         "Registrable Shares" shall means (i) the Shares, and (ii) any Common Stock of the Company issued or issuable in respect of the Shares or upon any stock split, stock dividend, recapitalization or similar event; provided, however, that Registrable Shares or other securities shall no longer be treated as Registrable Shares if (A) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon consummation of such sale or (C) the Shares are available for sale under the Securities Act (including Rule 144), in the opinion of counsel to the Company, without compliance with the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto may be removed upon the consummation of such sale.

         The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expense incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements (not to exceed $20,000) of one counsel for all the selling holders of Registrable Shares for a limited "due diligence" examination of the Company, and the reasonable expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and excluding all underwriting discounts and selling commissions applicable to the sale of the Registrable Shares).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Shares and all fees and disbursements of one counsel for the selling holders of Registrable Shares (other than the fees disbursements of such counsel included in Registration Expenses).

         II.      Requested Registration.

         The following registration rights will apply if, and only if, at any time prior to the termination of this Agreement, Regulation S promulgated under the Securities Act is rescinded or modified so as to preclude Initiating Holders from reselling in United States public securities markets Shares received from the Company pursuant to the Agreements following expiration of the Restricted Period (as defined in the Agreements), or if, for any other reason, the Company refuses to issue Shares at the times required by the Agreements bearing no restrictive legend to Initiating Holders after expiration of the Restricted Period; provided, however, that no Investor shall be entitled to request registration pursuant to this Agreement (and such Investor shall not be considered an Initiating Holder pursuant to this Agreement, and the securities held by such Investor shall not be considered Registrable Shares pursuant to this Agreement) if a representation or warranty of such Investor in the Agreements between the Investor and the Company is inaccurate or was inaccurate when made, or the Investor has failed to comply with the covenants and agreements of the Investor set forth in the Agreements between the Investor and the Company:

                  (a) Request for Registration. If the Company shall receive from Initiating Holders, at any time after two (2) and prior to twenty four (24) months following the final closing of the sale of the Preferred Stock pursuant to the Agreements, a written request that the Company effect a registration with respect to all, but not less than all, of the Registrable Shares held by such Initiating Holders (which notice shall specify the intended method of disposition), the Company shall:

          i) promptly give written notice of the proposed registration to all other holders of Registrable Shares; and

          ii) as soon as practicable use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any holder or holders of Registrable Shares joining in such request as are specified in a written request given within fifteen
     (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2:

               a) after the Company has effected one such registration pursuant to this Section 2(a) and such registration has been declared or ordered effective by the Commission and the sale of such Registrable Shares shall have closed; or

               b) within the period starting with the date thirty (30) days prior to the Company's good faith estimated date of filing of, and ending ninety (90) days following the effective date of, any registered offering of the Company's securities to the general public; or

               c) more often than once in each eighteen (18) month period during the term of this agreement.

     Subject to the foregoing limitations in clauses (A) and (B) above, the Company shall file a registration statement covering the Registrable Shares so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders, but no later than forty-five (45) days following receipt of such request or requests, except in the event audited financial statements not previously prepared are required to be prepared prior to the filing of such registration statement, in which case such registration statement must be filed as soon as practicable, but in any event within ninety
(90) days following receipt of such request or requests.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provision of Section 2(b) below, include Other Registrable Securities, other securities of the Company which are held by officers or directors of the Company or which are held by other holders of registration rights, and may include securities of the Company being sold for the account of the Company.

               (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2 and the Company shall include such information in the written notice referred to in Section 2(a)(i) above. The right of any holder of Registrable Shares to registration pursuant to Section 2 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Shares in such underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such holder with respect to such participation and inclusion) to the extent provided herein. A holder of Registrable Shares may elect to include in such underwriting all or a part of the Registrable Shares it holds.

                    i) If the Company shall request inclusion in any registration pursuant to Section 2 of securities being sold for its own account, or if officers or directors of the Company holding other securities of the Company or other holders of registration rights, shall request inclusion in any registration pursuant to Section 2, the Initiating Holders shall, on behalf of all holders of Registrable Shares, offer to include Other Registrable Securities and the securities of the Company, such officers and directors and such other holders of registration rights in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all holders of Registrable Shares, officers and directors, other holders of registration rights and holders of Other Registrable Securities proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by the Company, which underwriter(s) shall be reasonably acceptable to a majority in interest of the Initiating Holders.

                    ii) Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of Registrable Shares and other shareholders whose securities would otherwise be underwritten pursuant hereto, and the number of Registrable Shares and other securities that may be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company held by officers and directors of the Company (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the Other Registrable Securities shall be excluded pro rata with Registrable Shares, unless another method of determining such exclusion is specified in the agreements governing the Other Registrable Securities, according to the relative number of Other Registrable Securities requested to be included in such registration and underwriting, from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of Registrable Shares that may be included in the registration and underwriting shall be allocated among all holders of Registrable Shares in proportion, as nearly as practicable, to the respective amounts of Registrable Shares which they had requested to be included in such registration at the time of filing the registration statement. No Registrable Shares or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall also be included in such registration.

                    iii) If the  Company or any  officer,  director or holder of
               Registrable Shares or Other Registrable Securities who has requested inclusion in such registration and underwriting as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

               III. Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance of the Registrable Shares pursuant to this Agreement. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

               IV. Registration Procedures. Pursuant to this Agreement, the Company will keep each holder of Registrable Shares advised in writing as to the initiation of a registration under this Agreement and as to the completion thereof. At its expense, the Company will:

                    (a) Use reasonable efforts to keep such registration effective for a period of one hundred eighty (180) days or until the holder or holders of Registrable Shares have completed the distribution described in the registration statement relating thereto or until the securities registered cease to be Registerable Shares, whichever first occurs;

                    (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement; and

                    (c) Furnish such number of prospectuses  and other documents incidental thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Shares from time to time may reasonably request.

         V.       Indemnification.

                    (a) The Company will  indemnify  each holder of  Registrable
               Shares, each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company in connection with any such registration and will reimburse each such holder of Registrable Shares, each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained in this Section 5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such Settlement is effected without the consent of the Company; and provided further that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Shares or underwriter and stated to be specifically for use therein. The foregoing indemnity agreement is further subject to the condition that insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of the foregoing indemnified parties if copies of a final prospectus correcting the misstatement, or alleged misstatement, omission or alleged omission upon which such loss, liability, claim or damage is based is timely delivered to such indemnified party and a copy thereof was not furnished to the person asserting the loss, liability, claim or damage.

                    (b) Each holder of  Registrable  Shares will, if Registrable
               Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such holder of Registrable Shares and each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, and their respective counsel (collectively, the "Company, Underwriters and Counsel") against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact relating to such Holder contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein relating to such holder or necessary to make the statements therein relating to such holder not misleading or any violation by such holder of any rule or regulation promulgated under the Securities Act applicable to such holder and relating to action or inaction required of such holder in connection with any such registration; and will reimburse the Company, such holders of Registrable Shares, directors, officers, partners, persons, underwriters or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) relating to such holder is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Shares and stated to be specifically for use therein; provided, however, that such indemnification obligations shall not apply if the Company modifies or changes to a material extent written information furnished by such Holder. Each holder of Registrable Shares will, if Registrable Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, Underwriters and Counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof), arising out of or based on any sale of Registrable Shares made by such holder following receipt by such holder of written notice from the Company, Underwriters or Counsel that the registration statement filed with respect to such Registrable Shares contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                    (c)  Each  party  entitled  to  indemnification  under  this
               Section 5 (the  "Indemnified  Party")  shall  give  notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

               VI. Information by Holder of Registrable Shares. Each holder of Registrable Shares shall furnish to the Company such information regarding such holder of Registrable Shares and the distribution proposed by such holder of Registrable Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

               VII. Miscellaneous.

                    A. Governing  Law. This  agreement  shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflict of laws.


                    B. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                    C. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

                    D. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand or by messenger or courier delivery service, addressed (a) if to an Investor, at such Investor's address set forth on Exhibit A hereof, or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to the Company at 901 Grier Drive, Suite B, Las Vegas, Nevada 89129, Attn:
               President, or at such other address as the Company shall have furnished to each Investor and each such other holder in writing.

                    E. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Registrable Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions of conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                    F. Counterparts. This agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                    G. Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    H. Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Investors currently holding fifty percent (50%) of the Registrable Shares as of the date of such amendment or waiver.

                    I. Termination of Registration  Rights. This Agreement shall terminate at such time as there ceases to be at least $500,000 in stated value (face amount) of Preferred Stock which constitute Registrable Shares as defined herein.

The foregoing Registration Rights Agreement is hereby executed as of the date first above written.

SPINTEK GAMING TECHNOLOGIES, INC.
         INVESTOR

                                          RBB Bank Aktiengesellschaft
                                          ---------------------------
By:/s/ GARY L. COULTER                             By: /s/ HERBERT STRAUSS
----------------------                             -----------------------
Name: Gary L. Coulter                     Name:    Herbert Strauss
---------------------                     -----    ---------------

Title:   Chairman and CEO                 Title: Headtrader
------   ----------------                 -----------------